Exhibit 10.1

[EXECUTION COPY]

AMENDMENT NO. 1 dated as of October 14, 2004 (this “Amendment”) to the Credit Agreement dated as of December 17, 2003 (the “Credit Agreement”), among SENSUS METERING SYSTEMS INC. (the “Borrower”), SENSUS METERING SYSTEMS (LUXCO 2) S.ÀR.L. (the “European Borrower” and, together with the Borrower, the “Borrowers”), SENSUS METERING SYSTEMS (BERMUDA 2) LTD. (“Holdings”), the Lenders and CREDIT SUISSE FIRST BOSTON, as General Administrative Agent (in such capacity, the “Administrative Agent”), U.S. Collateral Agent, European Administrative Agent and European Collateral Agent for the Lenders.

A.            Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers.

B.            The Borrowers have requested certain amendments to the Credit Agreement as set forth herein.

C.            Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments.  Effective as of the Amendment Effective Date:

(a)  The definition of the term “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)                     by deleting “3.00%” at the end of clause (a) therein and substituting therefor “(i) 2.25% at all times when (A) the Term Loans are rated B+ or better by Standard & Poor’s Ratings Service and B1 or better by Moody’s, in each case with no negative outlook (collectively referred to as the “Ratings Threshold”) and (B) the ratio of Total Debt (net of all cash on hand at Holdings and the Subsidiaries) on such date to Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date is 4.0 to 1.0 or less (collectively referred to as the “Leverage Threshold”), and (ii) 2.50% at all other times”; and

(ii)                  by deleting “2.00%” at the end of clause (b) therein and substituting therefor “(i) 1.25% at all times when (A) the Ratings Threshold is in effect and (B) the Leverage Threshold is in effect, and (ii) 1.50% at all other times”.

(b)  The definition of the term “Permitted Investments” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)                     by deleting “and” at the end of clause (e);

(ii)                  by replacing the period at the end of clause (f) with “; and”; and

(iii)               by adding a new clause (g) to read as follows:

“(g)            auction rate securities maturing within 35 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of “AAA” from Standard & Poor’s Ratings Service or “Aaa” from Moody’s Investors Service, Inc..”

(c)  Section 1.01 is hereby amended by adding the following defined terms in appropriate alphabetical order:

““Amendment Effective Date” shall have the meaning set forth in Amendment No. 1.”

““Amendment No. 1” shall mean Amendment No. 1 to this Agreement dated as of October 14, 2004.”

(d)  Article II is hereby amended by adding a new Section 2.26 at the end thereof as follows:

“SECTION 2.26.  Term Loan Repricing Protection.  In the event that, prior to the first anniversary of the Amendment Effective Date, any Term Lender receives a Repricing Prepayment (as defined below), then, at the time thereof, the applicable Borrower shall pay to such Term Lender a prepayment premium equal to 1.0% of the amount of such Repricing Prepayment.  As used herein, with respect to any Term Lender, a “Repricing Prepayment” is the amount of principal of the Term Loans of such Term Lender that is either (a) prepaid by the applicable Borrower pursuant to Section 2.12 substantially concurrently with the incurrence by Holdings or any of its subsidiaries of new term loans (whether pursuant to Incremental Term Commitments or otherwise) that have interest rate margins lower than the Applicable Percentages then in effect for the Term Loans so prepaid or (b) received by such Term Lender as a result of the mandatory assignment of such Term Loans in the circumstances described in Section 2.21(a)(iv) following the failure of such Term Lender to consent to an amendment of this Agreement (other than Amendment No. 1) that would have the effect of reducing any of the Applicable Percentages with respect to such Term Loans.”

SECTION 2.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, Holdings and each Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Amendment Effective Date:

(a)  This Amendment has been duly authorized, executed and delivered by Holdings and each Borrower, and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of Holdings and each Borrower, and this Amendment constitutes a legal, valid and binding obligation of Holdings and each Borrower.

(b)  The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c)  No Default or Event of Default has occurred and is continuing.

SECTION 3.  Effectiveness.  This Amendment shall become effective as of the date (the “Amendment Effective Date”) that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) the European Borrower, (iii) Holdings and (iv) each Lender (after giving effect to any prior or concurrent assignment by Lenders, whether pursuant to Section 2.21 of the Credit Agreement or otherwise).

SECTION 4.  Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5.  Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with this Amendment in accordance with the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 6.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SENSUS METERING SYSTEMS INC.,

By

Name:
Title:

SENSUS METERING SYSTEMS (LUXCO 2) S.ÀR.L.,

By

Name:
Title:

SENSUS METERING SYSTEMS (BERMUDA 2) LTD.,

By

Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch, individually and as General Administrative Agent,

By

Name:
Title:

By

Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:

By

Name:
Title: